EXHIBIT 99
                                                              ----------



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                                   NISOURCE

                          Deutsche Banc Alex. Brown
                                June 12, 2001




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                           NISOURCE ENERGY MARKET
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    *  3.2 Million Customers

    *  16,500 Miles of Gas Pipelines

    *  670 Bcf of Gas Storage            [MAP OF EASTERN UNITED STATES
                                          DEPICTING ENERGY CORRIDOR]
    *  4,000 MW Power Generation

    *  1.1 Tcf Proved Natural Gas
       Reserves




                                                       [NiSource logo]





                       =======================================================================
                                               THE NISOURCE PORTFOLIO
                       =======================================================================


                                                         NISOURCE
                                                         --------

                                                          Gas
         Electric              Exploration &          Transmission                Gas                  Integrated
        Operations              Production            and Storage             Distribution              Products
       ------------            -------------          ------------            ------------              --------
  * 430,000 Customers     * Based in Appalachia   * Over 16,500 Miles     * 3.2 million             * NiSource Energy
    in Northern Indiana     and Canada              of Pipeline in 16       Customers in Nine         Technologies
  * 3,179 MW of           * Proved Gas Reserves     States                  States                    (Distributed
    Coal-Fired and 203      of 1.1 Tcf            * One of the Largest    * 52,000 Miles of           Generation)
    MW of Gas Fired       * Low Finding Costs       Underground Natural     Distribution            * Primary Energy
    Generation            * Own and Operate         Gas Storage             Pipeline                  (over 900 Mw
  * Interconnected with     8,000 Wells             Networks (670 Bcf)    * Unbundling Programs       Co-generation)
    all Midwest Markets   * Over 6,000 Miles of                             Initiated in Most       * Energy Marketing
                            Gathering Facililties                           States



                                                    [NiSource logo]




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                              GAS DISTRIBUTION
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                                       *    Located in a Growing Energy
                                            Corridor

                                       *    Diversification of Customers
                                            and Jurisdictions
    [Map of Columbia and NiSource Gas
           Service Territories]        *    Favorable Overall Regulatory
                                            Environment

                                            - Customer Choice

                                       *    Strong Regulatory
                                            Relationships

                                            - Incentive Opportunities

                                       *    Vertical Integration with
                                            Pipeline and E&P




                                                       [NiSource logo]




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                        GAS TRANSMISSION AND STORAGE
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                                       *    Positioned to Fuel New Power
                                            Generation Facilities

         [Map of Storage               *    Competitive Cost Structure Versus
     Facilities and Pipelines]              Other Pipeline Systems in the
                                            Mid-Atlantic Region

                                       *    Unique Web-like Network Benefits
                                            from Integrated Storage and Access
                                            to Supply

                                       *    Millennium Pipeline to Move
                                            Western Canadian and Midwest Gas
                                            Supply to Northeastern and
                                            Mid-Atlantic Markets


                                                         [NiSource logo]



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                         EXPLORATION AND PRODUCTION
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                                     *    Long-lived Appalachian
                                          Reserves Combined with Low
                                          Risk Drilling Program

                                          - 85% Historical Success Rate:
                                            Low Finding Costs
    [Map of Operation Headquarters,
           Regional Offices,              - Mostly Development Drilling
       U.S. Operating Region and
       Canadian Joint Ventures]      *    Technical Expertise Due to
                                          Historical Focus on the Area

                                     *    8,000 Wells Including a Gas
                                          Gathering System

                                     *    Strategically Located Near
                                          Expanding Markets




                                                [NiSource logo]




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                       STRATEGICALLY POSITIONED ASSETS
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          [Map of Eastern United States depicting NiSource assets]






                                                       [NiSource logo]





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                           A FOCUS ON NATURAL GAS
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                    [Graphs depicting Pro Forma LTM EBIT]

       NiSource Pre-Merger Pro Forma      NiSource Post-Merger Pro Forma
                LTM EBIT(1)                       LTM EBIT(1)(2)
       -----------------------------      ------------------------------

       Electric              70%          E&P                    6%
       Gas Distribution      25%          Electric              32%
       Other                  5%          Gas Distribution      32%
                                          Gas Transmission      30%


   (1)  Excludes corporate overhead and synergies.
   (2)  Reflects disposition of non-core assets.

                                                     [NiSource logo]



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                  AN INDUSTRY WITH COMPELLING FUNDAMENTALS
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                   Growth Driven by New Natural Gas Demand

                                       *    Demand for Natural Gas to
                                            Increase to Approximately
                                            30 Tcf by 2010
     [Bar chart depicting natural gas
     demand for 1998, 2005 and 2010]   *    25% Demand Growth Through
                                            2010 (2.1% Annual Growth
                                            Rate in Electricity)

                                       *    More Volatility Due to
                                            Significant Summer Demand
                                            and Competition With Gas
                                            Needed to Fill Storage





                                        1998      2005     2010
                                        ----      ----     ----
           All other uses               13 Tcf    17 Tcf   22 Tcf

           Electricity Generation        3         4        7
                                       ---        ---     ---

           Total                        16 Tcf    21 Tcf   29 Tcf

   Source: Natural Petroleum Council

                                                       [NiSource logo]




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               FIRST QUARTER EARNINGS PER SHARE

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 [Graph depicting NiSource first quarter earnings per share]


   1997       1998        1999       2000         2001
   ----       ----        ----       ----         ----

  $0.59     $0.48(1)    $0.63(1)  $0.64(1)(2)  $0.97(1)(2)


  Years are Not Comparable Due to the Acquisition of Columbia Energy, Bay State Gas and TPC Corp.

  (1)  EPS Restated to Reflect Discontinued Operations.
  (2)  EPS From Continuing Operations Before Non-Recurring Items.



                                                       [NiSource logo]




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                       A SHIFT IN QUARTERLY EPS
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[Bar chart showing NiSource's 5-Year Average Percentage of Earnings per Quarter before acquisition and NiSource's Percentage Range for Earnings after acquisition.]











                                                       [NiSource logo]






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                      ALLOCATING CAPITAL FOR GROWTH
                                  2001
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                      2001E Capital Expenditures(1)(2)
                      --------------------------------
                                   $615 MM
                                   -------



              [Graph depicting                  $300 MM Growth Capex
            Capital Expenditures]               --------------------

       E&P                      21%             * 86% Gas
       Regulated Electric       19%             * 9% Electric
       Gas Transmission         21%             * 5% Products & Services
       Gas Distribution         36%
       Integrated Products       3%



   (1)  Reflects completion of $1.4 BN non-core asset sale program
   (2)  Excludes $36 MM in merger-related capitalized costs


                                                       [NiSource logo]





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                      ALLOCATING CAPITAL FOR GROWTH
                              2002-2005
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     E&P                      21%          E&P                      25%
     Regulated Electric       19%          Regulated Electric       17%
     Gas Distribution         36%  -----\  Gas Distribution         30%
     Gas Transmission         21%  -----/  Gas Transmission         19%
     Integrated Products       3%          Integrated Products       9%





                                                       [NiSource logo]





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                        LEVERAGING OUR ASSETS
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                                 Primary               Trading,
        Gas Exploration,         Energy                Marketing
           Production              |                 and Portfolio
         and Gathering\            |                / Optimization
                        \          |              /
                          \        |            /
                            \      |           /
                           I N T E G R A T E D
                             P R O D U C T S
                          /        |          \
                        /          |            \
                      /            |              \
           Electric /              |                \ Gas Supply
         Production &              |                  & Control
         Transmission             Risk
                               Management





                                                       [NiSource logo]



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                        LEVERAGING OUR ASSETS
                         INTEGRATED PRODUCTS
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   *    Integrated System - Integrated Products

        -    Arbitrage Time, Weather, Geography and Commodity

        -    Tailor Derivative Products to Customer Needs

             *    Weather

             *    Time of Day Pricing

             *    Storage






                                                       [NiSource logo]




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                        BROADENING OUR REACH
                        INTEGRATED PRODUCTS
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   *    Energy Solutions at the Customer Site

        -    Primary Energy

             *    Large Industrial Sites

             *    Supply Customer Needs

             *    Build in Merchant Capacity

        -    Distributed Generation

             *    Commercial Sites and Subdivisions

             *    Power Reliability




                                                       [NiSource logo]



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                             PRIMARY ENERGY INC.
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   *    Develop/Manage Energy Projects for Large Industrial Customers

        -    Inland Steel/National Steel/US Steel; 350 MW

        -    Whiting Clean Energy Project; 525 MW

        -    Ironside Energy; 50 MW

   *    Add Capacity for Merchant Sales

   *    Growing at 20% Per Year






                                                       [NiSource logo]




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                          DISTRIBUTED GENERATION
                    (Generate Power With Natural Gas)
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                                       *  Version 1 Installed June 1999
                                            - World's First Commercial
                                              System
        [Pictures showing Combined          - Size 12' x 25'; Using 30
         Heat/Power Microturbines             KW Capstone Microturbine
         installed at Walgreens             - Grid Dependent
             store locations]               - 15 month Continuous
                                              Operation
                                            - Proven Control System

                                       *  Version 2 Installed December
                                          2000
                                            - Improvements in Cost,
                                              Size, Weight, and
                                              Performance
                                              *  Size: 10' x 15'
                                              *  Grid Parallel
                                            - Improved Max Thermal
                                              Efficiency from 30% to 72%
                                            - Assess Customer Economics
                                            - Final Test Before Customer
                                              Prototype





                                                       [NiSource logo]





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                           APPALACHIAN E&P
                  TAKE ADVANTAGE OF HIGH GAS PRICES
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   *    Gas Get the Most Out

        -    In the Shortest Time

        -    For the Least Money







                                                       [NiSource logo]




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                           APPALACHIAN E&P
                          A SOLID INVESTMENT
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   *    Second Largest Producer

   *    2.8 Million Acres Held at 12-31-00

   *    2001 Production Projected at 65 Bcf

   *    1.1 Tcf of Long-Lived Reserves

   *    Higher Btu Content

   *    Closer to Markets

   *    Currently 10% of NiSource EBIT



                                                       [NiSource logo]




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                           APPALACHIAN E&P
                        INVESTING FOR GROWTH
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   *    Increase Production From Existing Fields

        -   Drill Deeper

        -   Re-completions

        -   Reduced Spacing

        -   Cleanouts

        -   Eliminate Gathering System Bottlenecks

        -   Accelerated Development



                                                       [NiSource logo]



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                           APPALACHIAN E&P
                   DEVELOP NEW AREAS OF PRODUCTION
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   *    Successful Expansion Into Trenton/Black River Basin
        in New York State

   *    Deeper Wells, Larger Reserves

   *    486,000 Acres

   *    70% Exploration Success Rate in New York

   *    Take Gas Out by Pipe - e.g. Millennium

   *    Take Gas Out by Wire - Gas-Fired Power Plants




                                                       [NiSource logo]



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                           APPALACHIAN E&P
                        TARGET PROFITABILITY
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   *    Increase Capital Spending by $40 Million/Year

   *    Production Target of 115 Bcf in 2005

   *    EBIT Growth Rate of 18+% Per Year

   *    14% of NiSource EBIT by 2005





                                                       [NiSource logo]



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                            BUILDING FOR TOMORROW
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                          DISTRIBUTION VALUE CHAIN



          UPSTREAM                                       DOWNSTREAM
          --------                                       ----------

                                  Commodity               Commodity
         Commodity\------------/Distribution\------------/Conversion
         ---------              ------------              ----------

   *  Pipeline Expansion     *  Regulated Utilities    *  Cogeneration
      - Midwest              *  Customer Growth        *  Customer Choice
      - New England                                    *  Integrated
   *  Gas Storage                                         Products
   *  Exploration &                                    *  Distributed
      Production                                          Generation
   *  Gas/Electric
      Optionality
   *  Risk Management





                                                       [NiSource logo]




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                                [NiSource logo]





   This presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein include, among other things, increased competition in deregulated energy markets, weather, fluctuations in supply and demand for energy commodities, successful consummation of proposed acquisitions and dispositions, growth opportunities for NiSource's regulated and nonregulated businesses, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, NiSource's ability to integrate acquired operations into its operations, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk, many of which are beyond the control of NiSource. These and other risk factors are detailed from time to time in the company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presenta-tion. The company does not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this presentation.



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